                                                        Exhibit 10.9a

                                  AMENDMENT



                                                    Dated as of December 8, 1994



                 This AMENDMENT among The Geon Company, a Delaware corporation (the "SELLER"), the banks parties to the Amended and Restated Parallel Purchase Agreement referred to below (the "ORIGINAL BANKS"), Corporate Receivables Corporation, a California corporation ("CRC"), Ciesco, L.P., a New York limited partnership ("CIESCO", and together with CRC, the "Investors") and Citicorp North America, Inc., a Delaware corporation ("CNAI"), as agent (the "AGENT") for the Banks (as defined in the Parallel Purchase Agreement) and for the Owners (as defined in the Purchase and Sale Agreement referred to below) under the Parallel Purchase Agreement and the Purchase and Sale Agreement, respectively.

                 PRELIMINARY STATEMENTS:

                 (1) The Seller, the Investors and the Agent have entered into an Amended and Restated Trade Receivables Purchase and Sale Agreement dated as of August 16, 1994 (the "PURCHASE AND SALE AGREEMENT"; the terms defined therein being used herein as therein defined unless otherwise defined herein).

                 (2) The Seller, the Banks, and the Agent have entered into an Amended and Restated Parallel Purchase Agreement dated as of August 16, 1994 (the "PARALLEL PURCHASE AGREEMENT").

                 (3) The Seller and the Investors have agreed to amend the Purchase and Sale Agreement as hereinafter set forth. The Seller and the Banks have agreed to amend the Parallel Purchase Agreement as hereinafter set forth.

                 SECTION 1. AMENDMENT TO THE PURCHASE AND SALE AGREEMENT. The Purchase and Sale Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, hereby amended as follows:

                 (a) The definition of Purchase Limit in Section 1.01 is amended in full as follows:

                          "PURCHASE LIMIT" means $85,000,000, as such amount
                may be reduced pursuant to Section 2.03.

                 SECTION 2. AMENDMENTS TO PARALLEL PURCHASE AGREEMENT. The Parallel Purchase Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, hereby amended as follows:

                 (a) The definition of Bank Commitment in Section 1.01(b) is amended in full as follows:

                         "BANK COMMITMENT" of any Bank means (a) with respect
                 to each Original Bank the amount set forth opposite such Original Bank's name as such Original Bank's Commitment as indicated below or such amount as reduced by any assignment agreement entered into between such Original Bank and other Banks:

                 Original Bank                              Commitment
                 -------------                              ----------
                 Citibank, N.A.                             $15,087,500
                 NationsBank of North Carolina, N.A.        $14,662,500
                 Bank of Montreal                           $10,625,000
                 The Bank of New York                       $10,625,000
                 Canadian Imperial Bank of Commerce         $10,625,000
                 Morgan Guaranty Trust Company              $10,625,000
                          of New York
                 NBD Bank, N.A.                             $ 6,375,000
                 National City Bank                         $ 6,375,000
                                                            -----------
                                                            $85,000,000;
                                                            ===========

                 or (b) with respect to a Bank that has entered into an assignment agreement, the amount set forth therein as such Bank's Bank Commitment or such amount as reduced by an assignment agreement entered into between such Bank and an Eligible Assignee, in each case as reduced (or terminated) pursuant to the next sentence. Any reduction (or termination) of the Commitment pursuant to the terms of this Agreement shall reduce ratably (or terminate) each Bank's Bank Commitment.

                 (b) The definition of "Commitment" in Section 1.01(b) is amended in full as follows:

                        "Commitment" means $85,000,000, as such amount may be
                 reduced pursuant to Section 2.03.

                 SECTION 3. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective when, and only when, on or before December 15, 1994, the Agent shall have received counterparts of this Amendment executed by the Seller, all of the Banks and the Investors or, as to any of the Banks or, as to either of the Investors, advice satisfactory to the Agent that such Banks and Investors have executed this Amendment, and Sections 1 and 2 hereof shall become effective when, and only when, on or before December 15, 1994, the Agent shall have additionally received all of the following documents, each document (unless otherwise indicated) being dated the date of receipt thereof by the Agent (which date shall be the same for all such documents), in form and substance satisfactory to the Agent:

                 (a) Certified copies of (i) the resolutions of the Board of Directors of the Seller approving this Amendment and the matters contemplated hereby and thereby and (ii) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment and the matters contemplated hereby and thereby.

                 (b) A certificate of the Secretary or an Assistant Secretary of the Seller certifying the names and true signatures of its officers authorized to sign this Amendment.

                 (c) A favorable opinion of (i) in-house counsel for the Seller and (ii) Thompson, Hine and Flory, special counsel to the Seller, to the effect that this Amendment has been duly authorized, executed and delivered by the Seller and confirming the opinions of such counsel furnished on August 16, 1994 pursuant to Section 3.01(i) of the Purchase and Sale Agreement and pursuant to Section 3.01(g) of the Parallel Purchase Agreement, with references therein to the Purchase and Sale Agreement and to the Parallel Purchase Agreement to mean the Purchase and Sale Agreement and the Parallel Purchase Agreement, respectively, as amended by this Amendment.

                 (d) A certificate signed by a duly authorized officer of the Seller stating that:

                        (i)      The representations and warranties contained in
                 Section 4 hereof are correct on and as of the date of such certificate as though made on and as of such date, and

                        (ii) No event has occurred and is continuing which constitutes an Event of Termination or would constitute an Event of Termination but for the requirement that notice be given or time elapse or both.

                 SECTION 4. Representations and Warranties of the Seller. The Seller represents and warrants as follows:

                 (a) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction indicated at the beginning of this Amendment.

                 (b) The execution, delivery and performance by the Seller of this Amendment are within the Seller's corporate powers, have been duly authorized by all necessary corporate action and do not contravene
        (i) the Seller's charter or by-laws, (ii) law or any contractual restriction binding on or affecting the Seller.

                 (c) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Seller of this Amendment.

                 (d) This Amendment constitutes a legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms.

                 (e) There is no pending or overtly threatened action, suit, investigation, litigation or proceeding against or affecting the Seller or any of its Subsidiaries, or the property of the Seller or of any of its Subsidiaries, in any court, or before any arbitrator of any kind, or before or by any governmental body, which, taking into account its probability of success, may materially adversely affect the financial condition the Seller or the Seller and its Consolidated Subsidiaries taken as a whole (other than the litigation as described on Schedule A hereto (the "Current Litigation")) or materially adversely affect the ability of the Seller to perform its obligations under this Amendment, or the Purchase and Sale Agreement or the Parallel Purchase Agreement, each as amended hereby; there has been no adverse change in the status, or financial effect on the Borrower or any of its Subsidiaries, of the Current Litigation from that described on Schedule A hereto; neither the Seller nor any of its Subsidiaries is in default with respect to any order of any court, arbitrator or governmental body except for defaults with respect to orders of governmental agencies which defaults are not material to the business or operations of the Seller or any of its Subsidiaries.

                 SECTION 5. REFERENCE TO AND EFFECT ON THE PURCHASE AND SALE AGREEMENT AND ON THE PARALLEL PURCHASE AGREEMENT. (a) Upon the effectiveness of Sections 1 and 2 hereof, on and after the date hereof (i) each reference in the Purchase and Sale Agreement to

"this Agreement", "hereunder", "hereof" or words of like import referring to the Purchase and Sale Agreement, and each reference in the other documents to "the Purchase and Sale Agreement", "thereunder", "thereof", or words of like import referring to the Purchase and Sale Agreement, shall mean and be a reference to the Purchase and Sale Agreement as amended hereby; and (ii) each reference in the Parallel Purchase Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Parallel Purchase Agreement, and each reference in the other documents to "the Parallel Purchase Agreement", "thereunder", "thereof" or words of like import referring to the Parallel Purchase Agreement, shall mean and be a reference to the Parallel Purchase Agreement as amended hereby.

                 (b) Except as specifically amended above, the Purchase and Sale Agreement and the Parallel Purchase Agreement are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

                 (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Bank, either of the Investors or the Agent under the Purchase and Sale Agreement, the Parallel Purchase Agreement or under any of the other documents, or constitute a waiver of any provision of the Purchase and Sale Agreement, the Parallel Purchase Agreement or any of the other documents.

                 SECTION 6. COSTS AND EXPENSES. The Seller agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities hereunder and thereunder.

                 SECTION 7. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                 SECTION 8. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.





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                                       6

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        THE GEON COMPANY


                                        By
                                          --------------------------
                                          Title: Asst. Treasurer


                                        6100 Oak Tree Boulevard
                                        Independence, Ohio 44131
                                        (Cuyahoga County)
                                        Attn:    Secretary
                                        Facsimile No.: (216) 447-7727


                                        CITICORP NORTH AMERICA, INC.,
                                         as Agent


                                        By
                                          --------------------------
                                          Title: Vice President


                                        450 Marmaroneck Avenue
                                        Harrison, New York 10528
                                        Attn:    Corporate Asset Funding Dept.
                                        Facsimile:       (914) 899-7890

                                        CORPORATE RECEIVABLES
                                         CORPORATION

                                        By: Citicorp North America, Inc.,
                                             as Attorney-in-Fact

                                        By:
                                          --------------------------
                                           Title: Vice President


                                        CIESCO, L.P.

                                        By: Citicorp North America, Inc.,
                                             as Attorney-in-Fact

                                        By:
                                          --------------------------
                                           Title: Vice President



                                        CITIBANK, N.A.
                                        By
                                          --------------------------
                                          Title: Vice President


                                        NATIONSBANK, OF NORTH
                                         CAROLINA, N.A.


                                        By
                                          --------------------------
                                        Title: Vice President


                                        BANK OF MONTREAL
                                        By
                                          --------------------------
                                        Title: Director, U.S. Corporate Banking

                                        THE BANK OF NEW YORK


                                        By
                                          --------------------------
                                          Title: Vice President


                                        CANADIAN IMPERIAL BANK OF
                                         COMMERCE


                                        By
                                          --------------------------
                                        Title: Agent


                                        MORGAN GUARANTY TRUST
                                         COMPANY OF NEW YORK


                                        By
                                          --------------------------
                                          Title: Vice President


                                        NBD BANK, N.A.


                                        By
                                          --------------------------
                                        Title: Vice President


                                        NATIONAL CITY BANK


                                        By
                                          --------------------------
                                        Title: Vice President

                                 SCHEDULE A
                     TO THE PURCHASE AND SALE AGREEMENT
                  AND PARALLEL PURCHASE AGREEMENT AMENDMENT
Christensen, William v. BFG                Slipped on ice, Pedricktown
Dublon, Inc.                               Unpaid invoices
Florida Adjustatrak                        Collection for Unpaid Invoices
Riverside International                    Non Payment for Goods Received
Krypton Corp d/b/a B&H Tool                Unpaid Invoices
ERI Extrusion                              Monies due for Unpaid Goods
Bilcor Plastics                            Unpaid invoices due BFG
Action Extruded                            Unpaid invoices
Smith's Transfer/American Freight          Unpaid freight bills
Overland Express                           Unpaid freight bills
Olympia Holding/P*I*E                      Unpaid tariffs
South Jersey Gas                           Dispute over gas
Westlake Monomers                          Breach/Right of first refusal
R.A.S. Welding                             Stripper vessels/pd not rec'd
Weiler v. Geon Canada Inc.                 Breach of lease action/tires
Chiancone, Anthony J. Landscape            Balance due for landscaping service
Garcia, Barbara v. BFG, Geon               Sex discrimination/retaliation
Brubaker-Schaub v. Geon, BFG               Sex discrimination
Calvert City RCRA                          Cleanup Calvert City plant site
Calvert CERCLA                             Cleanup site, Calvert City, Ky
Maxey Flats Landfill                       Cleanup site, Morehead, KY
Water Withdrawal Permit Appeal
ISRA/ECRA Review
Boiler Permit Appeal                       Protective appeal of air permit
Epton Industries Remediation
NESHAPS Violations (89-93)                 USEPA Information request
NESHAPS Info Request (Sec 114)             Information Request
MSD Wastewater Permit
Starks, James                              Exposure to VCM
Thompson, Gordon                           Vinyl chloride exposure
Monaghan, Mary Ann v. Allied Chem          Exposure to VCM
Bostick v. American Hoechst                Exposure to toxic chemicals
Bostick v. Anco Insulation                 Asbestos exposure
Miller III, Howard                         Exposure unknown asbestos products
De la Garza, Manual Padilla                Employee injury/LaPorte Plant
Mangion, Josephine                         Vehicle accident in Canada
Georgian, Arlene                           Plaintiff auto struck by Geon employee
McKay, Elizabeth v. Eddy Hines             Auto accident, company car
Climatech claim                            Alleged out-of-specification goods
LaPorte Release                            Release of VCM to air
Henry Reporting Violation                  Sampling dispute with EPA
Operating Industries, Inc.                 Landfill Superfund site
Fithian v. BFG et al.                      Hit by train


Alsobrooks v. Geon                                 Contractor, chemical burns
Stark v. Conoco et al.                             Exposure to VCM. Wrongful death.
Thompson, Gordon v. Conoco et al.                  Exposure to VCM.
Martin, Christine v. BFGoodrich and Geon           Birth defects/fetal exposure.
Coppola, Peter v. BFGoodrich et al.                Fell. Permanent injuries.
Turner, Thomas et ux. v. BFG and Geon              Angiosarcoma. Wrongful death.
Vassar, Winzy v. Air Products et al.               Class action. Conspiracy. Failure to warn.
Attinoto v. Geon                                   Fell. Injured.
